Exhibit 21.1

LIST OF SUBSIDIARIES

Entity Name	Jurisdiction of Organization
AM Services AUS Pty Ltd	Australia
AREA Sponsor Holdings LLC	Delaware
Ares Administrative Services (DIFC) Limited	United Arab Emirates
Ares AMWH Holdings, Inc.	Delaware
Ares CA Real Estate Corporation	Delaware
Ares Domestic Holdings Inc.	Delaware
ADH Holdco LLC	Delaware
Ares Domestic Holdings L.P.	Delaware
Ares Master Employee Co-Invest 2015 GP LLC	Delaware
Ares Finance Co. LLC	Delaware
Ares Finance Co. II LLC	Delaware
Ares Holdings GP LLC	Delaware
Ares Holdings Inc.	Delaware
Ares Holdco LLC	Delaware
Ares Holdings L.P.	Delaware
Ares Initial GP Limited	United Kingdom
Ares Initial Limited Partners Limited	United Kingdom
Ares Insurance Partners, Ltd.	Cayman Islands
Ares Investments Holdings LLC	Delaware
AI Holdco LLC	Delaware
Ares Investments Intermediate Holdings, Ltd.	Cayman Islands
Ares Investments L.P.	Delaware
Ares Investor Services LLC	Delaware
Ares Life Holdings LLC	Delaware
Ares Management Consolidated Holdings, LLC	Delaware
Ares Management Holdings L.P.	Delaware
Ares Management Limited	United Kingdom
Ares Management LLC	Delaware
Ares Management UK Limited	United Kingdom
Ares Management Worldwide Holdings LLC	Delaware
Ares Management, Inc.	Delaware
Ares Offshore Holdings L.P.	Cayman Islands
AOF Holdco LLC	Delaware
Ares Offshore Holdings, Ltd.	Cayman Islands
Ares Operations LLC	Delaware
Ares Real Estate Holdings L.P.	Delaware
AREH Holdco LLC	Delaware
Ares Real Estate Holdings LLC	Delaware
Ares Sponsor Inc.	Delaware
Ares Capital Management LLC	Delaware
Ares Capital Management II LLC	Delaware
Ares Capital Euro GP, L.P.	Cayman Islands
Ares Capital Euro Investments LLC	Delaware
ACE II GP LLC	Delaware
Ares Capital Euro GP II, L.P.	Cayman Islands
ACE ESSLP GP, LLC	Delaware
ACF GP, LLC	Delaware

Ares Commercial Finance GP L.P.	Delaware
Ares Commercial Finance Management L.P.	Delaware
ACF Management Investment LLC	Delaware
Ares CSF III Investment Management LLC	Delaware
Ares CSF Management III, L.P.	Cayman Islands
Ares CSF Operating Manager III LLC	Delaware
AELIS IR Participation LLC	Delaware
Ares Enhanced Loan IR GP, LLC	Delaware
Ares Enhanced Loan Management IR, L.P.	Delaware
Ares Enhanced Loan II GP, LLC	Delaware
Ares Enhanced Loan Management II, L.P.	Delaware
Ares Enhanced Loan III GP, LLC	Delaware
Ares Enhanced Loan Management III, L.P.	Delaware
Ares Enhanced Loan Investment Strategy Advisor IV GP, LLC	Delaware
Ares Enhanced Loan Investment Strategy Advisor IV, L.P.	Delaware
AREA Property Partners (UK) Limited	United Kingdom
AREA Property Partnership (UK) LLP	United Kingdom
Ares Real Estate Acquisition SPV LLC	Delaware
Ares Real Estate Investment Holdings	Cayman Islands
Ares Real Estate Management Holdings, LLC	Delaware
Ares CLO GP IIIR/IVR, LLC	Delaware
Ares CLO Management IIIR/IVR, L.P.	Delaware
Ares CLO GP XI, LLC	Delaware
Ares CLO Management XI, L.P.	Delaware
Ares CLO GP XXIV, LLC	Delaware
Ares CLO Management XXIV, L.P.	Delaware
Ares CLO GP XXV, LLC	Delaware
Ares CLO Management XXV, L.P.	Delaware
Ares CLO GP XXVI, LLC	Delaware
Ares CLO Management XXVI, L.P.	Delaware
Ares CLO Management XXXI, L.P.	Delaware
ASSF Management III GP LLC	Delaware
ASSF Management III, L.P.	Delaware
ASSF Management IV GP LLC	Delaware
ASSF Management IV, L.P.	Delaware
ASSF Operating Manager III, LLC	Delaware
ASSF Operating Manager IV, L.P.	Delaware
Ares CSF Management I GP LLC	Delaware
Ares CSF Management I, L.P.	Cayman Islands
Ares CSF Operating Manager I, LLC	Delaware
Ares Europe CSF GP LLC	Delaware
Ares Europe CSF Management, L.P.	Cayman Islands
Ares ICOF II Capital Investors GP LLC	Delaware
Ares ICOF Management II GP LLC	Delaware
Ares ICOF II Management, LLC	Delaware
Ares ASIP VII GP, LLC	Delaware
Ares ASIP VII Management, L.P.	Delaware
Ares Senior Loan Trust Management, LLC	Delaware
Ares Senior Loan Trust Management, L.P.	Delaware
Ares ECO Investment Management LLC	Delaware
Ares Enhanced Credit Opportunities Fund Management GP, LLC	Delaware

Ares Enhanced Credit Opportunities Fund Management, L.P.	Delaware
Ares Enhanced Credit Opportunities GP LLC	Delaware
Ares Asia Management (HK), Limited	Hong Kong
Ares Asia Management, Ltd.	Cayman Islands
Ares Investment Advisors (Shanghai) Co., Ltd.	China
ACOF Holding LLC	Delaware
ACOF Operating Manager, L.P.	Delaware
ACOF Management, L.P.	Delaware
ACOF Holdings II, LLC	Delaware
ACOF II FIP GP, Ltd.	Cayman Islands
ACOF Management II GP LLC	Delaware
ACOF Management II, L.P.	Delaware
ACOF Operating Manager II, L.P.	Delaware
ACOF Management III GP LLC	Delaware
ACOF Management III, L.P.	Delaware
ACOF Operating Manager III LLC	Delaware
ACOF III Plasco GP Ltd.	Cayman Islands
ACOF Operating Manager IV, LLC	Delaware
ACOF Management IV GP LLC	Delaware
ACOF Management IV, L.P.	Delaware
ACOF IV ATD Co-Invest Management, LLC	Delaware
Ares EIF Management, LLC	Delaware
EIF US Power II, LLC	Delaware
EIF Calypso GP, LLC	Delaware
EIF US Power III, LLC	Delaware
EIF US Power IV, LLC	Delaware
EIF Channelview GP, LLC	Delaware
EIF Oregon GP, LLC	Delaware
EIF Linden GP, LLC	Delaware
Ares Commercial Real Estate Management LLC	Delaware
Ares Commercial Real Estate Manager LLC	Delaware
Ares Commercial Real Estate Servicer LLC	Delaware
Apollo Real Estate Management GP V, LLC	Delaware
Apollo Real Estate Management V, L.P.	Delaware
APResco LLC	Delaware
Ares US Real Estate VII Advisors, L.P.	Delaware
Ares European Real Estate Management II, L.P.	Delaware
Ares European Real Estate Management GP II, LLC	Delaware
Ares European Real Estate Management III, L.P.	Delaware
Ares European Real Estate Management GP III, LLC	Delaware
Ares US Real Estate Opportunity Management GP VI, LLC	Delaware
Ares US Real Estate Opportunity Management VI, L.P.	Delaware
Ares US Real Estate VII Management LLC	Delaware
Ares US Real Estate VIII Management LLC	Delaware
Ares US Real Estate VIII Advisors, L.P.	Delaware
Ares European Real Estate Management I, Inc.	Delaware
Ares European Real Estate Management I, L.P.	Delaware
AREA European Property Enhancement Management, LLC	Delaware
ADEM Management, LLC	Delaware
Ares US Real Estate VII Management, LLC	Delaware
Ares US Real Estate VIII Management, LLC	Delaware

AC US Fund VIII Blocker Manager LLC	Delaware
GAM US Fund VIII Blocker Manager LLC	Delaware
AGF US Fund VIII Blocker Manager LLC	Delaware
HRL US Fund VIII Blocker GP LLC	Delaware
Ares European Real Estate Advisors GP IV, LLC	Delaware
Ares European Real Estate Advisors GP IV, L.P.	Delaware
AREG Star and Garter Co-Invest GP, LLC	Delaware
AREG-T Manager III, L.P.	Delaware
AREG-T Advisors GP III LLC	Delaware
AREG-T Advisors III L.P.	Delaware